Exhibit 99.1

CENTRAL EUROPEAN DISTRIBUTION CORPORATION COMMENCES CONSENT SOLICITATION

Mt. Laurel, New Jersey – August 2, 2012 – Central European Distribution Corporation (NASDAQ: CEDC) today announced that it is soliciting consents (the “Consent Solicitation”) from holders of the $380,000,000 principal amount of 9.125% Senior Secured Notes due 2016 (the “9.125% Notes”) and €430,000,000 principal amount of 8.875% Senior Secured Notes due 2016 (the “8.875% Notes” and, together with the 9.125% Notes, the “Notes”) issued by CEDC Finance Corporation International, Inc. and guaranteed by CEDC to obtain a limited waiver with respect to the reporting covenants contained in the indenture for the Notes (the “Indenture”).

CEDC currently anticipates that it may not be able to timely file its Quarterly Report on Form 10-Q for the financial quarter ended June 30, 2012 (the “2nd Quarter Form 10-Q”) with the United States Securities and Exchange Commission (the “SEC”). Accordingly, the Consent Solicitation is being made to obtain a waiver (the “Waiver”) up to and including November 12, 2012, of any and all Defaults and Events of Default, and the consequences thereof, that may have occurred or may occur under Section 4.14 (Reports) of the Indenture including any Default that would result if CEDC fails to file its 2nd Quarter Form 10-Q.

CEDC is offering to pay a consent fee of $2.50 in cash for each $1,000 in principal amount of its 9.125% Notes for which it has received and accepted consents and €2.50 in cash for each €1,000 in principal amount of its 8.875% Notes for which it has received and accepted consents. The consent fee will only be payable in the event that CEDC fails to file with the SEC the 2nd Quarter Form 10-Q by August 14, 2012.

The Consent Solicitation will expire at 5:00 p.m., New York City time, on August 10, 2012, unless extended (the “Consent Deadline”). Holders of the Notes who validly deliver consents to the Waiver prior to the Consent Deadline and do not validly revoke such consents will receive the applicable consent fee described above if CEDC receives validly delivered consents that are not validly revoked from the holders of not less than a majority in aggregate principal amount of the outstanding Notes (the “Requisite Consents”), provided that the Consent Solicitation has not been terminated prior to the Consent Deadline and the Waiver becomes operative as per its terms as described in the Consent Solicitation Statement (defined below). Holders may deliver their consents at any time before the Consent Deadline. Holders may revoke their consents as described in the Consent Solicitation Statement dated August 2, 2012. If CEDC files its 2nd Quarter Form 10-Q by August 14, 2012, no consent fee shall be payable.

The record date for determining the holders who are entitled to consent is August 1, 2012. The Waiver shall become effective following receipt by Deutsche Trustee Company Limited, as trustee, of certification by CEDC that the Requisite Consents have been received.

CEDC has retained Houlihan Lokey and Knight as solicitation agents for the consent solicitation. Questions concerning the terms of the consent solicitation should be directed to Houlihan Lokey (Attn: Liability Management Group, +1 (212) 497-7864 or liability_mgmt@hl.com) or Knight (Attn: Liability Management Group, +44 (207) 997-7742 or liabilitymanagement@knight.com).

CEDC has also retained D.F. King & Co., Inc. to serve as its Information and Tabulation Agent for the Consent Solicitation. Requests for documents should be directed to cedc@dfking.com or in the US on +1-212-269-5550 or (800) 549-6746 (toll free) or in Europe on +44-207-920-9700.

Update on Financial Restatement and Annual Meeting

As previously announced, CEDC is currently reviewing its financial statements and has commenced an internal investigation regarding CEDC’s retroactive trade rebates and related accounting issues. As the review is not yet complete, CEDC anticipates that it may be unable to file its 2nd Quarter Form 10-Q with the SEC by August 14, 2012, the due date under SEC regulations. CEDC intends to file its amended periodic reports including the restated financial statements and its 2nd Quarter Form 10-Q with the SEC as soon as practicable.

In addition, the board of directors of CEDC, along with senior management, continue to review the timing of CEDC’s 2012 Annual Meeting of Stockholders previously scheduled to be held on June 29, 2012 in light of the need to restate its accounts and expects to hold its 2012 Annual Meeting of Stockholders as soon as practicable after completing the internal investigation described above.

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This announcement is not a solicitation of consents with respect to any securities. The solicitation is being made solely pursuant to CEDC’s Consent Solicitation Statement dated August 2, 2012 (the “Consent Solicitation Statement”). Notwithstanding CEDC’s intention to seek waivers, no assurance can be given that an event of default under the indenture will not occur in the future.

About Central European Distribution Company

CEDC is one of the world’s largest producers of vodka and Central and Eastern Europe’s largest integrated spirit beverage company. CEDC produces the Green Mark, Absolwent, Zubrowka, Bols, Parliament, Zhuravli, Royal and Soplica brands, among others. CEDC exports its products to many markets around the world, including the United States, England, France and Japan.

CEDC also is a leading importer of alcoholic beverages in Poland, Russia and Hungary. In Poland, CEDC imports many of the world’s leading brands, including Carlo Rossi Wines, Concha y Toro wines, Metaxa Liqueur, Rémy Martin Cognac, Sutter Home wines, Grant’s Whisky, Jagermeister, E&J Gallo, Jim Beam Bourbon, Sierra Tequila, Teacher’s Whisky, Campari, Cinzano, and Old Smuggler. CEDC is also a leading importer of premium spirits and wines in Russia with brands such as Concha y Toro, among others.

Cautionary Statement about Forward-Looking Information

This press release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements about CEDC’s anticipated time frame for filing restated financial statements and its Form 10-Q for the quarter ended June 30, 2012, and the Consent Solicitation. Forward looking statements are based on CEDC’s knowledge of facts as of the date hereof and involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of CEDC to be materially different from any future results, performance or achievements expressed or implied by CEDC’s forward looking statements. Such risks include, among others, uncertainties regarding the timing of the completion of CEDC’s Audit Committee’s investigation and the restatement, unanticipated accounting issues or audit issues regarding the financial data for the periods to be restated or adjusted, the inability of CEDC or its independent registered public accounting firm to confirm relevant information or data, unanticipated issues which prevent or delay CEDC’s independent public accounting firm from concluding the audit or that require additional efforts, procedures or review, CEDC’s inability to design or improve internal controls to address the identified issues, the impact of the late filing on CEDC’s compliance with certain covenants included in CEDC’s debt obligations, and the impact of the restatement and the late filing of its 2nd Quarter Form 10-Q, on CEDC’s ongoing compliance with its legal and regulatory requirements. Investors are cautioned that forward looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. CEDC undertakes no obligation to publicly update or revise any forward looking statements or to make any other forward looking statements, whether as a result of new information, future events or otherwise, unless required to do so by securities laws. Investors are referred to the full discussion of risks and uncertainties included in CEDC’s Form 10-K for the fiscal year ended December 31, 2011, including statements made under the captions “Item 1A. Risks Relating to Our Business” and in other documents filed by CEDC with the SEC.

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